SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------



       Date of Report (Date of earliest event reported): December 6, 2000


                                   TCPI, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)

             0-25406                            65-0308922
             --------                           ----------
     (Commission File Number)          (I.R.S. Employer Identification No.)



              3341 S.W. 15TH STREET
              POMPANO BEACH, FLORIDA                       33069
              -----------------------                      -----
      (Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

TCPI Updates Total Cholesterol Home Screening Test And Noninvasive TD Glucose Monitoring System Programs
-----------------------------------------------------------------------------

         TCPI has updated the status and outlook of its over-the-counter ("OTC") Total Cholesterol Home Screening Test(TM) and its noninvasive TD Glucose(TM) Monitoring System product development programs.

Total Cholesterol Home Screening Test
-------------------------------------

         TCPI has completed pre-clinical trials for its OTC total cholesterol screening test, including modification of the results color-chart, and is moving ahead to perform clinical trials at several independent sites to collect the necessary data for a 510(k) submission to the United States Food & Drug Administration seeking marketing clearance. TCPI has retained the services of mdi Consultants, Inc. of Great Neck, NY, a firm that specializes in assisting developers of diagnostic products in submitting and obtaining FDA approval of healthcare products. mdi has obtained more than 900 510(k) approvals for its client companies over the last 15 years.

         With the assistance of mdi Consultants, a highly qualified, specialized organization, TCPI expects to begin accessing patients after the New Year and filing a submission to the FDA upon completion of the required clinical work. The clinical trials will conform to the FDA Guidance for 510(k)s on Cholesterol Tests, and, based on the results, TCPI will request clearance to market this product as a home screening test sold in pharmacies under its own HealthCheck(R) brand in the United States and internationally as well as on an OEM (original equipment manufacture) basis.

TD Glucose Monitoring System
----------------------------

         Following a recent review of the development project to date, TCPI has determined that the clinical trials for its TD Glucose Monitoring System ended in January 2000 and that no subsequent clinical activity was undertaken. Since that time TCPI has been focused on further refinements of the optical TD Glucose meters that the Company believes are necessary to achieve greater precision before initiating expanded clinical trials required to obtain FDA consideration of this device. The optical meters measure the color produced on the membrane in the noninvasive patch in response to the level of glucose present. At this time the Company cannot determine when clinical trials will resume.

         Management believes that, although it is disappointing that the expanded clinical trials will not be conducted this year, it is critical that the total system is in its final format before TCPI initiates expensive clinical trials with hundreds of diabetic patients. The Company's evaluation of the current prototype meters that incorporate new optics and software has indicated a substantial increase in precision from some prior versions of the meters and TCPI is currently working to optimize these meters. Meanwhile, exploratory discussions with potential strategic partners remain ongoing and the engineering phase of the TD Glucose patch manufacturing scale-up process for the design of high-speed, automated manufacturing equipment is near completion.

         Early last month, the results of a clinical study related to TCPI's noninvasive TD Glucose Monitoring System conducted at the Washington University School of Medicine were presented at the 17th International Diabetes Federation Congress held in Mexico City. This study demonstrated a high degree of correlation between the TD Glucose Monitoring System and both the finger-stick and venous blood glucose methods across the hypoglycemic to normal to hyperglycemic levels. This study concluded that pain-free glucose monitoring using the TD Glucose Monitoring System is possible with accuracy comparable to capillary (finger-stick) and venous blood glucose measurements.

Forward Looking Statements
--------------------------

         Information in this Form 8-K, including any information incorporated by reference herein, includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, and is subject to the safe-harbor created by such sections. The Company's actual results may differ significantly from the results discussed in such forward-looking statements.

         Statements regarding development and FDA clearance of future products, future prospects, business plans and strategies, future revenues and revenue sources, the resolution of pending litigation, future liquidity and capital resources, healthcare market directions, future acceptance of the Company's products, possible recommendations of healthcare professionals or governmental agencies regarding use of diagnostic products, possible growth in markets for at-home diagnostic testing, the possibility and timing of additional equity investments, mergers, acquisitions or other strategic transactions, as well as other statements contained in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, and similar statements are forward-looking statements. These statements are based upon assumptions and analyses made by the Company in light of current conditions, future developments and other factors the Company believes are appropriate in the circumstances, or information obtained from third parties and are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that forward-looking statements are not guarantees of future performance and that actual results might differ materially from those suggested or projected in the forward-looking statements. Factors that may cause actual future events to differ significantly from those predicted or assumed include, but are not limited to: the satisfactory conduct and completion of clinical trials demonstrating efficacy of the Company's Products including TD Glucose(TM) Monitoring System and Total Cholesterol Home Screening Test; FDA and foreign regulatory clearance of the TD Glucose Monitoring System and Total Cholesterol Home Screening Test; delays in product development; risks associated with the Company's ability to successfully develop and market new products on a profitable basis or at all; the Company's ability to finance and complete the acquisition of certain assets of Roche Diagnostics GmbH, availability of labor and sufficient parts and materials to complete the design, construction and manufacturing scale-up of required equipment; ability to complete the design, construction and manufacturing scale-up on a timely basis within budget parameters; receipt of any required regulatory approvals for manufacturing equipment or related facilities; future advances in technologies and medicine; the uncertainties of healthcare reform; risks related to the early stage of the Company's existence and its products' development; the Company's ability to execute its business plans; engineering development; lead time for delivery of equipment; the Company's dependence on outside parties such as its key customers, suppliers, licensing and alliance partners; competition from major pharmaceutical, medical and diagnostic companies; risks and expense of government regulation and effects of changes in regulation (including risks associated with obtaining requisite FDA and other governmental approvals for the Company's products); the limited experience of the Company in manufacturing and marketing products; uncertainties connected with product liability exposure and insurance; risks associated with domestic and international growth and expansion; risks associated with international operations (including risk associated with international economies, currencies and business conditions); risks associated with obtaining and maintaining patents and other protections of intellectual property; risks associated with uncertainty of litigation and appeals, and the payment of judgments not reversed on appeal or otherwise; the Company's limited cash reserves and sources of liquidity, including the satisfaction of terms and conditions relating to funding, and timing and receipt of proceeds from any funding; uncertainties regarding timing and effectiveness of registration statements; uncertainties in availability of expansion capital in the future and other risks associated with capital markets, including funding of ongoing operations, risks associated with the Company's ability to negotiate and obtain additional financing, equity investments or strategic transactions on favorable terms or at all and the influence, if any, a delay in developing the Company's products, including the TD Glucose Monitoring System and Total Cholesterol Home Screening Test may have on such funding of operations and for obtaining additional financing, equity investments or strategic transactions, as well as those listed in the Company's other press releases and in its other filings with the Securities and Exchange Commission. The Company may determine to discontinue or delay the development of any or all of its products under development at any time. Moreover, the Company may not be able to successfully develop and market new products, complete planned acquisitions, enter into strategic alliances or implement any or all of its operating strategy unless it is able to generate additional liquidity and working capital. For a complete description of the Company's business, products and liquidity, see the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and subsequent quarterly reports on Form 10-Q.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 6, 2000        TCPI, INC.



                               By: /s/ Walter V. Usinowicz, Jr.
                                   ---------------------------------------------
                                   Walter V. Usinowicz, Jr.
                                   Vice President of Finance and Chief Financial
                                    Officer (Chief Accounting Officer)